Exhibit 99.2

First-Quarter Operating Results April 30, 2014

Safe Harbor Statement Statements made in this presentation about TESARO, Inc. that are not descriptions of historical facts are forward-looking statements reflecting the current beliefs and expectations of management. Forward-looking statements are sometimes identified by words such as “plan,” “may,” “will,” “expect,” and similar expressions referencing future events, conditions or circumstances. These forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including, without limitation, the various risks described in our Annual Report on Form 10-K for the year ended December 31, 2013 and our subsequent filings with the SEC. TESARO, Inc. undertakes no obligation to update or revise any forward-looking statement for any reason. Rolapitant, niraparib and TSR-011 are investigational products that have not been approved by any regulatory agency. The most frequently observed adverse events in the two completed rolapitant Phase 3 studies were balanced across treatment arms and included fatigue, alopecia and loss of appetite. Phase 1 data indicate that the most frequently observed adverse events for niraparib at a 300 milligram dose included grade 1/2 anemia, fatigue and nausea. Phase 1 data indicate that TSR-011 was well tolerated at therapeutic dose levels, and the most frequently occurring dose limiting toxicities included ECG changes and dysaethesia, both of which were reversible.

Lonnie Moulder Chief Executive Officer

A Balanced Portfolio of Product Candidates

Compound	Indication	Discovery	Pre-clinical	Phase 1	Phase 2	Phase 3
Rolapitant *Oral* NK-1 receptor antagonist	**CINV in A/C-breast cancer/ MEC treated patients**					
	CINV in cisplatin (HEC) treated patients					
	CINV in cisplatin (HEC) treated patients					
Rolapitant *IV*	**CINV**					
Niraparib PARP Inhibitor	**Ovarian Cancer**					
	BRCA+ Breast Cancer					
Niraparib + temozolomide	**Ewing's sarcoma***					
TSR-011 ALK and TRK Inhibitor	**NSCLC, others**					
TSR-042 Anti-PD-1 antibody	**Various tumor types**					
Anti-TIM-3 antibody	**Various tumor types**					
Anti-LAG-3 antibody	**Various tumor types**					
Anti-TIM-3/PD-1 antibody	**Various tumor types**					
Anti-LAG-3/PD-1 antibody	**Various tumor types**					

TESARO™

A/C: anthracycline/cyclophosphamide
MEC: Moderately emetogenic chemotherapy; HEC: Highly emetogenic chemotherapy
NSCLC: Non-small cell lung cancer
* In collaboration with SARC, the Sarcoma Alliance for Research through Collaboration

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Ted English Vice President, Finance & Administration

Q1 2014 Financial Results Three Months Ended March 31, 2014 Three Months Ended March 31, 2013 Expenses: Research & Development $28,117 $16,503 General & Administrative 4,688 2,400 Acquired In-process R&D 17,000 - Total Expenses 49,805 18,903 Loss from Operations (49,805) (18,903) Interest Income 5 34 Net Loss ($49,800) ($18,869) Loss per Share ($1.43) ($0.66) As of March 31, 2014: Cash & equivalents balance totaled approximately $180 million Approximately 36.0 million shares outstanding

Mary Lynne Hedley, Ph.D. President

HEC: Highly emetogenic chemotherapy ASCO: American Society of Clinical Oncology MASCC: Multinational Association of Supportive Care in Cancer MAD: Multiple ascending dose Development Programs Update Phase 3 BRAVO trial enrollment underway Phase 3 NOVA trial enrollment in line with expectations Define strategy for evaluation in additional tumor types Niraparib Continue evaluation of a fractionated 60mg dose in ALK+ and TRK+ patients TSR-011 Enrollment complete in final Phase 3 trial (cisplatin-treated patients) Data from all three trials to be presented at ASCO & MASCC 2014 Oral NDA submission on track for mid-2014 IV dose identified; complete MAD study during Q2 2014 Rolapitant Advance TSR-042 antibody (anti-PD-1) Select an anti-TIM-3 antibody for clinical studies during Q2 2014 Select an anti-LAG-3 antibody for clinical studies during Q3 2014 I-O Platform

HEC: Highly emetogenic chemotherapy ASCO: American Society of Clinical Oncology MASCC: Multinational Association of Supportive Care in Cancer MAD: Multiple ascending dose Development Programs Update Phase 3 BRAVO trial enrollment underway Phase 3 NOVA trial enrollment in line with expectations Define strategy for evaluation in additional tumor types Niraparib Continue evaluation of a fractionated 60mg dose in ALK+ and TRK+ patients TSR-011 Enrollment complete in final Phase 3 trial (cisplatin-treated patients) Data from all three trials to be presented at ASCO & MASCC 2014 Oral NDA submission on track for mid-2014 IV dose identified; complete MAD study during Q2 2014 Rolapitant Advance TSR-042 antibody (anti-PD-1) Select an anti-TIM-3 antibody for clinical studies during Q2 2014 Select an anti-LAG-3 antibody for clinical studies during Q3 2014 I-O Platform

HEC: Highly emetogenic chemotherapy ASCO: American Society of Clinical Oncology MASCC: Multinational Association of Supportive Care in Cancer MAD: Multiple ascending dose Development Programs Update Phase 3 BRAVO trial enrollment underway Phase 3 NOVA trial enrollment in line with expectations Define strategy for evaluation in additional tumor types Niraparib Continue evaluation of a fractionated 60mg dose in ALK+ and TRK+ patients TSR-011 Enrollment complete in final Phase 3 trial (cisplatin-treated patients) Data from all three trials to be presented at ASCO & MASCC 2014 Oral NDA submission on track for mid-2014 IV dose identified; complete MAD study during Q2 2014 Rolapitant Advance TSR-042 antibody (anti-PD-1) Select an anti-TIM-3 antibody for clinical studies during Q2 2014 Select an anti-LAG-3 antibody for clinical studies during Q3 2014 I-O Platform

HEC: Highly emetogenic chemotherapy ASCO: American Society of Clinical Oncology MASCC: Multinational Association of Supportive Care in Cancer MAD: Multiple ascending dose Development Programs Update Phase 3 BRAVO trial enrollment underway Phase 3 NOVA trial enrollment in line with expectations Define strategy for evaluation in additional tumor types Niraparib Continue evaluation of a fractionated 60mg dose in ALK+ and TRK+ patients TSR-011 Enrollment complete in final Phase 3 trial (cisplatin-treated patients) Data from all three trials to be presented at ASCO & MASCC 2014 Oral NDA submission on track for mid-2014 IV dose identified; complete MAD study during Q2 2014 Rolapitant Advance TSR-042 antibody (anti-PD-1) Select an anti-TIM-3 antibody for clinical studies during Q2 2014 Select an anti-LAG-3 antibody for clinical studies during Q3 2014 I-O Platform

Lonnie Moulder Chief Executive Officer

1Publication only TMZ: temozolomide MEC: Moderately emetogenic chemotherapy HEC: Highly emetogenic chemotherapy TESARO at ASCO: Eight Abstracts, Six Poster Presentations Phase 3 data in cisplatin-treated patients (HEC) Phase 3 data in AC & carboplatin-treated patients (MEC) Safety analyses Rolapitant NOVA trial design BRAVO trial design Phase 1 TMZ combo Food effect sub study1 Niraparib Updated Phase 1 data1 TSR-011 Investor Event and Webcast Planned for Sunday, June 1 at 6:30 PM CT

Commercial Organization: Hiring Targeted for Late in NDA Review Process Approximately 120 Total Headcount Opportunity for Significant Leverage: Anticipate Rolapitant P&L to Break Even at Annual Sales of ~$50-60M NDA: New Drug Application Field Sales Organization Medical Science Liaisons Reimbursement Managers Account Managers Sales Training & Support Product Management & Marketing

TESARO is Positioned for Success

Significant Revenue Opportunities	› Rolapitant: $1.5B U.S. CINV market › Niraparib: >$3B WW initial indications
Promising Pipeline	› Rolapitant: Differentiated profile; unmet market need that can be addressed via education and adherence to existing guidelines › Niraparib: Two Phase 3 trials; Phase 1 data demonstrated high response rates among heavily pre-treated patients › TSR-011: Compelling Phase 1 data in ALKi-resistant patients › TSR-042: Initiating clinical trials in mid-2015 › IO portfolio of high value targets
Well Capitalized	› Cash and equivalents of ~$180M as of 3/31/2014 › Net proceeds of ~$94M from February 2014 follow-on offering
Experienced Team	› Commercial, development and regulatory experience in oncology › Relationships with KOLs and national oncology networks

TESARO™

CINV: chemotherapy-induced nausea & vomiting
ALKi: ALK inhibitor
KOL: key opinion leader

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[LOGO]

Announce top-line rolapitant data from final Phase 3 trial Present data at ASCO, MASCC and ESMO Submit NDA for oral rolapitant to the U.S. FDA in mid-2014 Advance IV rolapitant clinical program Continue to advance niraparib Phase 3 NOVA and BRAVO trials Expand the niraparib clinical development program and initiate the trial in Ewing’s sarcoma Identify optimal dosing schedule for TSR-011 and continue to evaluate activity in ALK+ and TRK+ patients Advance development of TSR-042 (anti-PD-1 antibody) Select potential first-in-class anti-TIM-3 antibody clinical candidate during Q2 2014 Select anti-LAG-3 antibody candidate by Q3 2014 ASCO: American Society of Clinical Oncology MASCC: Multinational Association of Supportive Care in Cancer ESMO: European Society for Medical Oncology NDA: New drug application 2014 Key Priorities

First-Quarter Operating Results April 30, 2014